                                                         No.: 23-01-06

Employment Agreement

Party A: (the employer)

Name: Harbin Chang Fang Yuan High-tech Environment Industry Ltd Address:no.172 zhongshan road , Dongli District, Harbin, P.R. China

Party B: (the employee)

Name:

Address: No.145 Haping Road, Dongli District, Harbin, P.R. China

ID No.: 23081119660228143X

According to the <The Labor Law of People’s Republic of China>, the both parties sign the labor contract on the basis of equality & voluntary, consistence consultation, and should be abide by both.

1. The engagement of service time

Article 1 Time period: this agreement valid time is one year (Twelve months),from 01/06/2006(DD/MM/YY) to    30/05/2007(DD/MM/Year), including the internship (  /  days).

Article 2 No fixed time period: since  __-----   (DD/MM/YY) this agreement terminated. The terms for terminated are as following:  --------------

2. Job responsibilities and Working time

Article 3 According to the (work) demand, Party A arrange Party B to the post of management         , and engaged in        (type of work). The standard of quality & quantity that Party B should reach is accord with Party A’s regulation.

3. Labor protection & labor implementation

Article 4. Party A should strictly carry out the related labor protection laws、regulations & rules of the country, which guarantee Party B health in mind and body & life safety in the process of work, and to educate & train Party B about  political thought, occupation morals, business technique, safety produce and every kind of regulations.

Article 5 Party A should provide Party B the workplace and tools which meet the safety, hygiene standards.

Article 6 Party A should provide Party B the labor protect, safe protection things according to the Chinese relevant regulations, and guarantee Party B enjoy the labor health care treatment.

Article 7 According to relative regulation, Party A should provide special labor protect, if Party B is female.

Article 8 During the work time, Party B should strict to obey the safety operation manual. Party B has the right to refuse to work under risky situation when Party A ordered.

4. Working time and vacation

Article 9 Party A arrange Party B for eight hours per day.

Article 10 Party A can not ask Party B over work than 8 hours per day, or more than 40 hours per week. If Party A need Party B working overtime, it should be negotiated with worker union and the over working time not long than three hours per day, or less than 36 hours per month.

Article 11 According to State’s regulation, Party B has the right to have holiday.

Article 12 After approve by relative labor protect department, Party A should give Party B reasonable vacation.

5. The labor remunerate

Article 13 Party A pay the salary can not be lower than the regional lowest salary standard. If Party A need pay the lowest salary, it should provide the reasons.

Article 14 The monthly wages is a performance wages, and enjoy the subsidy, allowance & bonus Party A regulated. The monthly wage is RMB         .

Article 15 The wage of Party B in Internship is RMB     /month.

Article 16 Party A should implement the <The regulation of salary payment>, if Party A delay or default to pay the wage of Party B.

6. Training

Article 17 Party A should set up the training program. And Party A should provide relative training to Party B.

Article 18 Before Party A arrange Party B to engage technical work, Party A should training till Party B has the ability and working skills.

7. Social insurance and Welfare

Article 19 Party A should guarantee Party B to enjoy the relevant welfare treatment of social insurance (endowment insurance, medical treatment insurance, unemployment insurance) etc. according to the nation's laws & the company’s own regulation. After both parties relief and terminate the labor contract, the social insurance should be transferred accordingly.

Article 20 According to the nation's laws & the local regulation, Party B enjoy the relevant welfare treatment when it injured or ill result from work.

Article 22 The female employee has the maternity leave, according to the nation's laws & the local regulation.

8. Labor discipline

Article 24 Party B must follow Party A’s system of various regulations strictly, and obey the management of Party A, and work well positively.

Article 25 According to the regulation, Party A can punish Party B if Party B infringes the discipline.

9. The terms for the termination & relief of the contract.

Article 26 After two parties agree, the agreement can be prolonged after it expires.

Article 27 Two Parties could change the agreement in case the following exists:

1)

After negotiation, two parties agree.

2)

The basic condition changes lead to the agreement can be fulfilled.

3)

The change of law, regulation, provision.

4)

Law or regulation stipulates other situation.

Article 28 After negotiation, the agreement can be relieve.

Article 29 Party A can terminate the agreement, if Party B has following situation:

1)

Party B is not qualified during the internship

2)

Infringe the discipline and regulation

3)

Breach of duty and result in big loss to Party A.

4)

Criminal behavior

Article 30 Party A can relieve the agreement, under following circumstance, but Party A should inform Party B before the 30 days with written form.

1)

Party B ill or injured (not result from work). After recover, Party B can not take the form work.

2)

After training or swift post, Party B can not take in charge of the job.

3)

The basic condition changes lead to the agreement can be fulfilled after two parties’ negotiation.

Article 31 When Party A face with operation difficulties or bankrupt, and it need cut off the employee, after legal procedures, Party A can relieve this agreement.

Article 32 If Party B relieve this agreement, should give 30 days written notice to inform Party A. But with one of following circumstance, Party B can relieve the agreement immediately:

1)

During the internship

2)

Party A do not pay the salary or remunerate to Party B

3)

Party A enforce Party B to work under violence, threaten or other means to limit personal rights

Article 33 Under following circumstances, Party A can not relieve the agreement according to Article 30, 31.

1)

Party B serious ill or injured, during the treatment.

2)

With approved by Labor Identified Commission, Party B injured (during work) or has vocational illness, which leads to Party B loss total or part of working ability.

3)

During maternity leave or pregnant of female employee.

4)

Other situation prescribed by law or regulation.

Article 34 When the agreement expired or happen the termination condition, this agreement can be terminated.

10. Other items that both parties agreed

Article 35 Two parties agree: Party B should study《Labor Law》and company's regulations carefully, and abide by each regulations and related items to keep the company’s confidential information.

11. The duty if breach of faith

Article 36 As soon as the contract being signed, both parties must strictly carry out. If it breaks the contract, the defaulter should undertake the default duty, and pay the other party penalty according to the national regulation.

12. The identification of Labor contract

Article 37 This agreement should authenticated by Labor protection department. If the agreement changed or prolonged, it should re-authenticated.

13. The solution of working dispute

Article 38 After two parties has dispute during undertake this agreement, they should negotiate. If negotiation can not deal with, it can apply to labor arbitrage commission or even Local court.

14. Others

Article 39 If this agreement has miss matters or interfere with laws, regulations or provisions, it should follow the laws, regulations or provisions.

Article 40 This contract is in duplicate, both parties hold one copy, and take into effect upon the date of signature.

Article 41 If this agreement be altered or representative signed without authorization, it is not valid.

Party A:                    Party B:

(SEAL)                    Signature

Date:01/06/2006              Date:01/06/2006